Exhibit 10.2


                      CONSENT OF THE INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                        MER Telemanagement Solutions Ltd.
                     22 Zarhin st., Ra'anana, 43662, Israel


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Files No. 333-12014 and No. 333-123321) of Mer Telemanagement Solutions Ltd. (the "Company") of our report dated March 3, 2005, relating to the financial statements of Jusan, S.A., which report is included in this Annual Report on Form 20-F/A for the year ended December 31, 2004.


BDO Audiberia


/s/BDO Audiberia
----------------

Peter D. Cook
Partner

October 3, 2005